FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 20, 2000

                 Date of Earliest Event Reported: June 19, 2000


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                      VIRGINIA                      54-1387365
             (State or other jurisdiction of     (I.R.S. Employer
             incorporation or organization)     Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

ITEM 5: OTHER EVENTS

On May 25, 2000 Dollar Tree issued a press release announcing that its Board of Directors had approved a 50% common stock dividend, having the effect of a 3-for-2 stock split. The new shares were distributed on June 19, 2000, for shareholders of record as of the close of business on June 12, 2000. The number of shares of common stock of the company outstanding immediately prior to the dividend was 68,649,166. The number of such shares outstanding after the dividend was 102,973,624.



ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits

Exhibit #      Description

99.1 Press release announcing that Dollar Tree's Board of Directors approved a 50% stock dividend, having the effect of a 3-for-2 stock split.



SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: June 20, 2000



                             DOLLAR TREE STORES, INC.



                             By:  /s/ Frederick C. Coble
                                  -----------------------------------
                                  Frederick C. Coble
                                  Senior Vice President,
                                  Chief Financial Officer